UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CANDELA CORPORATION
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The following article entitled Syneron and Candela Merger Leads Industry into Next Stage of Growth was published in the November/December 2009 volume of The Aesthetic Guide and quotes both Gerard E. Puorro, President and Chief Executive Officer of Candela Corporation (“Candela”), and Louis P. Scafuri, Chief Executive Officer of Syneron Medical Ltd., a company organized under the laws of the State of Israel (“Syneron”), in connection with Candela’s reaching an agreement with Syneron to combine Candela and Syneron on the terms and subject to the conditions of an agreement and plan of merger, dated as of September 8, 2009 and amended on November 23, 2009:

Gerard Puorro CEO Candela Corporation Wayland, MA Louis Scafuri CEO Syneron, Ltd. Irvine, CA The recent announcement of a merger between two major players in the aesthetic device arena, Syneron, Ltd. (Irvine, Calif.) and Candela Corporation (Wayland, Mass.), has predictably generated a great deal of questions within the industry. But beyond all the noise, the goal of the management teams involved was clear – combine the forces of two leading entities whose product lines and market bases are in fact, complementary. The changes for the end-user physician, according to Syneron CEO Louis Scafuri, should be entirely positive. “What we’re trying to do is build on what Syneron and Candela individually bring to the table,” he explained. “There will be no new names or other potentially confusing changes for our physician customers. Candela will remain a wholly-owned subsidiary of Syneron; various company offices, headquarters and distribution centers will remain in operation as before. It is our intention to preserve the brand integrity of our products, preserve the pipelines and maintain and grow the customer service our clients have come to expect.” It was the unique combination of economic changes and global growth of aesthetic medicine that brought about the merger, according to Mr. Scafuri. “As we emerge from worldwide economic downturn there is also significant worldwide opportunity.” Historically, Syneron’s customer base has been very strong in the non-core market, explained Mr. Scafuri. At the same time, the company has been developing novel modalities that will appeal to the core market. “Our research showed that in many ways, we weren’t in direct competition with Candela,” he noted. “We are based mostly in the non-core market, while Candela stands as a strong leader with core physician specialists.” In addition, Syneron is a recognized leader in radiofrequency and lightbased combinations such as elos, while Candela has been a global leader in laser technology for decades. “We each have a lot to offer the other, especially as we begin to make forays into what was previously the territory of the other, with new technologies,” Mr. Scafuri explained. “This merger will allow us to take our innovative technologies and marry them to Candela’s pre-existing distribution network and reputation for best-of-breed products with the core market and vice versa. Now we’re among the largest companies in the space.” “This isn’t simply a merger of two companies,” said Candela CEO Gerard Puorro, who will remain on the board of directors of the new entity. “This is the bringing together of two complementary, market-driven cultures of innovation. It’s a commitment to a shared vision that should catapult us forward into the growing global aesthetic market as we enter the next decade.” “In the end, this new entity will be based around product support and innovation. So it should be business as usual, but better, for us and our customers,” Mr. Scafuri concluded. Syneron and Candela Merger Leads Industry into Next Stage of Growth By Kevin Wilson, Contributing Editor “There will be no new names or other potentially confusing changes for our physician customers.” THE Aesthetic Guide November/December 2009 www.miinews.com 16

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the combination of Syneron Medical Ltd. and Candela Corporation pursuant to an Agreement and Plan of Merger (the “Merger”), Syneron Medical Ltd. has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which includes a proxy statement of Candela Corporation and a prospectus of Syneron Medical Ltd. and other relevant materials in connection with the proposed transactions.  Candela Corporation has also filed the proxy statement/prospectus with the SEC.  Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials (when they become available) because these materials will contain important information about Candela Corporation, Syneron Medical Ltd. and the proposed transaction.  The proxy statement/prospectus and the other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, free copies of the documents filed with the SEC by Candela Corporation will be available on the investor relations portion of Candela Corporation’s website at www.candelalaser.com.  Free copies of the documents filed with the SEC by Syneron Medical Ltd. will be available on the investor relations portion of Syneron Medical Ltd.’s website at www.syneron.com.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS (WHEN THEY BECOME AVAILABLE) BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Candela Corporation in connection with the Merger.  Information about executive officers and directors of Candela Corporation and their ownership of Candela Corporation common stock is set forth in the proxy statement/prospectus and in Amendment No. 1 to Candela Corporation’s Annual Report on Form 10-K, which was filed with the SEC on October 26, 2009, and is supplemented by other public filings made, and to be made, with the SEC.  Information about executive officers and directors of Syneron Medical Ltd. is set forth in Syneron Medical Ltd.’s Annual Report on Form 20-F for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 24, 2009 and is supplemented by other public filings made, and to be made, with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors in the Merger by reading the proxy statement/prospectus and the other filings and documents referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Candela Corporation and Syneron Medical Ltd., including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Candela Corporation and Syneron Medical Ltd., management of the combined company, the benefits of the proposed combination, the future financial performance of Syneron Medical Ltd. after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Candela Corporation and Syneron Medical Ltd. to satisfy the closing conditions and consummate the transaction, including obtaining the approval of the transaction by Candela Corporation’s stockholders; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that disruptions from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in the proxy statement/prospectus and the most recent Annual Report on Form 10-K and Form 20-F of Candela Corporation and Syneron Medical Ltd., respectively, as well as the other factors described in the filings that Candela Corporation and Syneron Medical Ltd. make with the SEC from time to time.  If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Candela Corporation and Syneron Medical Ltd.’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this document reflect the expectations and beliefs of Candela Corporation and/or Syneron Medical Ltd. as of the date of this document.  Candela Corporation and Syneron Medical Ltd. anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Candela Corporation and Syneron Medical Ltd. may elect to update these forward-looking statements publicly in the future, they specifically disclaim any obligation to do so.  The forward-looking statements of Candela Corporation and/or Syneron Medical Ltd. do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken.  These forward-looking statements should not be relied upon as representing Candela Corporation or Syneron Medical Ltd.’s views as of any date after the date of this document.